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                         [KOPPERMAN & WOLF LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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         As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Treasure Radio Associates Limited Partnership dated January 9, 1997 included in the form 8-K/A of Amendment No. 2 of Faircom, Inc.


                                            /s/ Kopperman & Wolf Co.

Cleveland, Ohio
September 11, 1997